UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

NSTAR ELECTRIC COMPANY

(Formerly known as Boston Edison Company)

(Exact name of registrant as specified in its charter)

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2007

Registrant, Address and Telephone Number

NSTAR ELECTRIC COMPANY
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Commission File Number	State of Incorporation	I.R.S. Employer Identification No.

1-2301	Massachusetts	04-1278810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

This Current Report on Form8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by Boston Edison Company (Boston Edison) on January 5, 2007 (the Initial Form 8-K) with the filing of financial statements as required by Item 9.01(a) and (b) of this report of the businesses acquired, under common ownership, and of the pro forma consolidated financial statements of the newly structured NSTAR Electric Company, respectively.  As previously disclosed in the Initial Form 8-K, effective January 1, 2007, NSTAR, the parent company of Boston Edison, completed the transfer of the assets (consisting primarily of the utility distribution facilities, properties and other assets, and franchise rights) and liabilities, reflecting the net assets of its wholly-owned electric subsidiaries, Commonwealth Electric Company (ComElectric), Cambridge Electric Light Company (Cambridge Electric) and Canal Electric Company (Canal Electric) to Boston Edison.  The transfer of net assets was structured as a merger of ComElectric, Cambridge Electric and Canal Electric into Boston Edison.  The transfer of net assets was made pursuant to NSTAR's Rate Settlement Agreement of December 30, 2005 as approved by the Massachusetts Department of Telecommunications and Energy (MDTE).  The transfer of net assets was approved by the MDTE and by the Federal Energy Regulatory Commission.  In connection with this transaction, Boston Edison changed its corporate name to NSTAR Electric Company (NSTAR Electric).  In connection with the merger, Boston Edison issued an aggregate of 25 shares of its Common Shares, par value $1.00 per share, to NSTAR in exchange for the net assets of such companies.  The exchange rate was determined and allocated proportionately based on common equity of ComElectric, Cambridge Electric and Canal Electric.  In accordance with the Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 141 "Business Combinations," for business combinations under common control and ownership, the pro forma consolidated financial statements are combined on an "as if" pooling basis.  Following the transaction, NSTAR Electric (f.k.a. Boston Edison) will continue as a wholly-owned subsidiary of NSTAR.

This amendment amends and supplements Items 9.01(a) and 9.01(b) of the Initial Form 8-K to include separate reports for each of ComElectric and Cambridge Electric (businesses acquired).  Each of these reports includes comparative financial statements, notes to financial statements and, for audited financial statements, a Report of Independent Auditors, as follows: audited Balance Sheets as of December 31, 2005 and 2004 and audited Statements of Income, Statements of Retained Earnings and Statements of Cash Flows for the years ended December 31, 2005 and 2004.  Also included are unaudited Balance Sheets as of September 30, 2006 and December 31, 2005, unaudited Statements of Income and Statements of Retained Earnings for the three and nine-month periods ended September 30, 2006 and 2005 and unaudited Statements of Cash Flows for the nine months ended September 30, 2006 and 2005.  In addition, NSTAR Electric files its unaudited pro forma Condensed Consolidated Balance Sheets as of September 30, 2006 and December 31, 2005 and unaudited pro forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2006 and 2005 and for the years ended December 31, 2005, 2004, and 2003.

Canal Electric is a wholesale generating company that owns a 3.4% equity interest in the Hydro-Quebec transmission facilities which provide a portion of the capacity and energy needs of its affiliated companies ComElectric and Cambridge Electric.  The very limited operations of Canal Electric support a small portion of the transmission requirements of ComElectric and Cambridge Electric; as such, all costs incurred by Canal Electric are billed to both ComElectric and Cambridge Electric, and therefore, all revenues recorded by Canal Electric are eliminated in consolidation.  As a result, Canal Electric's operations are immaterial to the consolidated entity.  Canal Electric is not required to prepare audited financial statements, and accordingly, NSTAR Electric has not included the financial statements of Canal Electric.

Item 8.01.  Other Events

As previously reported in the Initial Form 8-K, in connection with the transaction and merger described in Item 2.01, Boston Edison Company changed its corporate name to "NSTAR Electric Company."

Item 9.01.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

Audited consolidated financial statements of Commonwealth Electric Company as of December 31, 2005 and 2004 and for the years then ended are filed herewith as Exhibit 99.1.

Unaudited consolidated financial statements of Commonwealth Electric Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005 are filed herewith as Exhibit 99.2.

Audited financial statements of Cambridge Electric Light Company as of December 31, 2005 and 2004 and for the years then ended are filed herewith as Exhibit 99.3.

Unaudited financial statements of Cambridge Electric Light Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005 are filed herewith as Exhibit 99.4.

(b)  Pro forma financial information

Unaudited pro forma condensed consolidated financial statements of NSTAR Electric Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005 and for the years ended December 31, 2005, 2004, and 2003 are filed herewith as Exhibit 99.5.

(c)  Shell company transactions

None

(d)  Exhibits

Number	Exhibit
2.1

Agreement and Plan of Merger dated as of April 10, 2006, by and among Boston Edison Company, Commonwealth Electric Company, Cambridge Electric Light Company and Canal Electric Company (Incorporated by reference to the Boston Edison Form 8-K Current Report filed on January 5, 2007, File No. 1-2301)

99.1	Audited consolidated financial statements of Commonwealth Electric Company as of December 31, 2005 and 2004 and for the years then ended.

99.2	Unaudited consolidated financial statements of Commonwealth Electric Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005.

99.3	Audited financial statements of Cambridge Electric Light Company as of December 31, 2005 and 2004 and for the years then ended.

99.4	Unaudited financial statements of Cambridge Electric Light Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005.

99.5

Unaudited pro forma condensed consolidated financial statements of NSTAR Electric Company as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005 and for the years ended December 31, 2005, 2004, and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR Electric Company
(Registrant)
Date: March 7, 2007	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer